SEC File Nos.
2-10760
811-32

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 88  (X)
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 31   (X)

FUNDAMENTAL INVESTORS, INC.
(Exact name of registrant as specified in charter)
P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120 (Address of principal executive offices) (Zip Code)
Registrant's Telephone Number, Including Area Code:  (415) 421-9360

Patrick F. Quan
Secretary
Fundamental Investors, Inc.
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and address of agent for service)

Copy to:
Robert E. Carlson, Esq.
Paul, Hastings, Janofsky & Walker, LLP
555 South Flower Street
Los Angeles, California 90071

Approximate date of proposed public offering:
[X] It is proposed that this filing will become effective on May 15, 2002 pursuant to paragraph (b) of Rule 485.

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




Fundamental Investors/SM/

Retirement Plan Prospectus









TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objective, Strategies and Risks
 8    Management and Organization
10    Purchase, Exchange and Sale of Shares
11    Sales Charges
12    Sales Charge Reductions
13    Individual Retirement Account (IRA) Rollovers
13    Plans of Distribution
14    Distributions and Taxes
15    Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks of large, established companies that offer growth potential at reasonable prices. The fund may also invest significantly in non-U.S. securities.

The fund is designed for investors seeking both capital appreciation and income.
 Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to events specifically involving the companies in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or global political, social or economic instability, securities issued by entities based outside the U.S. may be affected to a greater extent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                             Fundamental Investors / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1992  10.19%
1993  18.16
1994   1.33
1995  34.21
1996  19.99
1997  26.68
1998  16.72
1999  24.58
2000   4.27
2001  -9.55
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST              15.47%  (quarter ended December 31, 1998)
LOWEST               -15.48%  (quarter ended September 30, 2001)


The year-to-date result was 2.43% for the three months ended March 31, 2002.

Fundamental Investors / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                          ONE YEAR    FIVE YEARS    TEN YEARS     LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 8/1/78   -14.75%       10.36%       13.27%         14.75%
 S&P 500/2/               -11.83%       10.69%       12.91%         14.68%
 Lipper Multi-Cap Value     1.30%        9.73%       12.31%         13.78%
 Index/3/
 Class A 30-day yield at December 31, 2001:  1.47%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)


1 The lifetime results are from August 1, 1978, when Capital Research and
 Management Company became investment adviser for the fund.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Multi-Cap Value Index is an equally weighted index of 30 funds which invest in a variety of market capitalization ranges. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings or other factors. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the fund for portfolio transactions, but do not reflect sales charges or taxes.

                                             Fundamental Investors / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    5.75%/1/     none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.27%   0.27%   0.27%   0.27%   0.27%    0.27%
 Distribution and/or Service
 (12b-1) Fees/2/               0.25%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.13%   0.21%   0.41%   0.27%   0.19%    0.14%
 Total Annual Fund Operating
 Expenses                      0.65%   1.48%   1.43%   1.04%   0.71%    0.41%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $638       $771         $916       $1,339
 R-1                      $151       $468         $808       $1,768
 R-2                      $146       $452         $782       $1,713
 R-3                      $106       $331         $574       $1,271
 R-4                      $ 73       $227         $395       $  883
 R-5                      $ 42       $132         $230       $  518



1 Reflects the maximum initial sales charge in the first year.

Fundamental Investors / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to achieve long-term growth of capital and income. The fund invests primarily in common stocks or securities convertible into common stocks and may invest significantly in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

The prices of and the income generated by securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                             Fundamental Investors / Prospectus

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

The fund may invest to a limited extent in lower quality straight debt securities rated Ba and BB or below or unrated but determined to be of equivalent quality. The prices of debt securities fluctuate depending on such factors as changing interest rates, effective maturities and credit ratings.
 For example, their prices generally decline when interest rates rise and vice versa. Lower quality or longer maturity securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity securities.

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                          ONE YEAR      FIVE YEARS      TEN YEARS       LIFETIME/1/
--------------------------------------------------------------------------------------
 CLASS A - BEGAN           -9.55%         11.68%         13.95%           15.04%
 8/1/78
 S&P 500/2/               -11.83%         10.69%         12.91%           14.68%
 Lipper Multi-Cap           1.30%          9.73%         12.31%           13.78%
 Value Index/3/
 Class A distribution rate at December 31, 2001/4/:  1.44%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)


1 The lifetime results are from August 1, 1978, when Capital Research and
 Management Company became investment adviser for the fund.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Multi-Cap Value Index is an equally weighted index of 30 funds which invest in a variety of market capitalization ranges. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings or other factors. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the fund for portfolio transactions, but do not reflect sales charges or taxes.
4 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

Fundamental Investors / Prospectus

HOLDINGS BY TYPE OF INVESTMENT AS OF DECEMBER 31, 2001
[pie chart]
U.S. Equities 76.93%
Non-U.S. Equities 16.15
U.S. Bonds 1.35
Non-U.S. Bonds 0.13
Cash & Equivalents 5.44
[end chart]


 FIVE LARGEST INDUSTRIES IN EQUITY HOLDINGS AS OF DECEMBER 31, 2001
                                                PERCENT OF NET ASSETS
-----------------------------------------------------------------------
 Pharmaceuticals                                       10.52%
-----------------------------------------------------------------------
 Media                                                  8.63
-----------------------------------------------------------------------
 Oil & Gas                                              7.22
-----------------------------------------------------------------------
 Insurance                                              5.03
-----------------------------------------------------------------------
 Semiconductor Equipment & Products                     4.85


 TEN LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 AstraZeneca                                         2.30%
-------------------------------------------------------------------
 Viacom                                              2.12
-------------------------------------------------------------------
 AOL Time Warner                                     2.04
-------------------------------------------------------------------
 Eli Lilly                                           1.99
-------------------------------------------------------------------
 Texas Instruments/Burr-Brown                        1.89
-------------------------------------------------------------------
 Microsoft                                           1.79
-------------------------------------------------------------------
 Dow Chemical                                        1.59
-------------------------------------------------------------------
 Suncor Energy                                       1.44
-------------------------------------------------------------------
 American International Group                        1.40
-------------------------------------------------------------------
 Sanmina-SCI                                         1.38
-------------------------------------------------------------------




Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

                                             Fundamental Investors / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

Fundamental Investors / Prospectus

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Fundamental Investors are:


 PORTFOLIO COUNSELOR/           PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 FUND TITLE (IF APPLICABLE)  EXPERIENCE IN THIS FUND      (OR AFFILIATE) AND INVESTMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------
 JAMES E. DRASDO                      18 years            Senior Vice President, Capital Research and
 President, Principal           (plus 6 years prior       Management Company
 Executive Officer and        experience as a research
 Director                    professional for the fund)   Investment professional for 30 years in total;25
                                                          years with Capital Research and Management
                                                          Company or affiliate
-----------------------------------------------------------------------------------------------------------
 GORDON CRAWFORD                      11 years            Senior Vice President and Director, Capital
 Senior Vice President          (plus 13 years prior      Research and Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 31 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 MICHAEL T. KERR                      3 years             Senior Vice President, Capital Research Company
 Senior Vice President          (plus 5 years prior
                              experience as a research    Investment professional for 18 years in total;16
                             professional for the fund)   years with Capital Research and Management
                                                          Company or affiliate

-----------------------------------------------------------------------------------------------------------
 DINA N. PERRY                        9 years             Senior Vice President, Capital Research and
 Senior Vice President           (plus 1 year prior       Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 24 years in total;10
                                                          years with Capital Research and Management
                                                          Company or affiliate

                                             Fundamental Investors / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

Fundamental Investors / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

                                             Fundamental Investors / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Fundamental Investors / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                             Fundamental Investors / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in February, May, August and December. Capital gains, if any, are usually distributed in December and February. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

Fundamental Investors / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                                 CLASS A
                                        YEAR ENDED DECEMBER 31
                             2001       2000       1999      1998       1997
 NET ASSET VALUE,         $ 31.16     $ 32.59    $ 28.92   $ 27.40    $ 24.54
 BEGINNING OF YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income        .40/1/      .42/1/     .41       .42        .41
 Net (losses) gains on
 securities (both           (3.34 )/1/    .90/1/    6.45      4.09       6.00
 realized and
 unrealized)
--------------------------
 Total from investment      (2.94 )      1.32       6.86      4.51       6.41
 operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net         (.40 )      (.40 )     (.40)     (.40)      (.42)
 investment income)
 Distributions (from         (.37 )     (2.35 )    (2.79)    (2.59)     (3.13)
 capital gains)
-------------------------------------------------------------------------------
 Total distributions         (.77 )     (2.75 )    (3.19)    (2.99)     (3.55)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF  $ 27.45     $ 31.16    $ 32.59   $ 28.92    $ 27.40
 YEAR
-------------------------------------------------------------------------------
 TOTAL RETURN/2/            (9.55 )%     4.27 %    24.58%    16.72%     26.68%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of year  $19,331     $19,872    $16,603   $12,713    $10,465
 (in millions)
-------------------------------------------------------------------------------
 Ratio of expenses to         .65 %       .64 %      .63%      .63%       .63%
 average net assets
-------------------------------------------------------------------------------
 Ratio of net income to      1.41 %      1.28 %     1.33%     1.47%      1.54%
 average net assets
 Portfolio turnover rate       29 %        43 %       46%       53%        45%


1 Based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                             Fundamental Investors / Prospectus

NOTES


                                       16

Fundamental Investors / Prospectus

NOTES

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NOTES


                                       18

Fundamental Investors / Prospectus

NOTES

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NOTES


                                       20

Fundamental Investors / Prospectus

NOTES

                                             Fundamental Investors / Prospectus

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER            American Funds Service Company
          SERVICES                   800/421-0180
          FOR RETIREMENT PLAN        Call your employer or plan
          SERVICES                   administrator
          FOR DEALER SERVICES        American Funds Distributors
                                     800/421-9900
                                     American FundsLine(R)
          FOR 24                     800/325-3590
          -HOUR INFORMATION          American FundsLine OnLine(R)
                                     www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at P.O. Box 7650, San Francisco, California 94120.




[logo - recycled bug]


Printed on recycled paper                    Investment Company File No. 811-32
RPFI-010-0502/RRD
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management       Capital
International        Capital Guardian        Capital Bank and Trust



THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ PATRICK F. QUAN
    PATRICK F. QUAN
    SECRETARY

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




Fundamental Investors/SM/

Retirement Plan Prospectus









TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objective, Strategies and Risks
 8    Management and Organization
10    Purchase, Exchange and Sale of Shares
11    Sales Charges
12    Sales Charge Reductions
13    Individual Retirement Account (IRA) Rollovers
13    Plans of Distribution
14    Distributions and Taxes
15    Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks of large, established companies that offer growth potential at reasonable prices. The fund may also invest significantly in non-U.S. securities.

The fund is designed for investors seeking both capital appreciation and income.
 Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to events specifically involving the companies in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or global political, social or economic instability, securities issued by entities based outside the U.S. may be affected to a greater extent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                             Fundamental Investors / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1992  10.19%
1993  18.16
1994   1.33
1995  34.21
1996  19.99
1997  26.68
1998  16.72
1999  24.58
2000   4.27
2001  -9.55
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST              15.47%  (quarter ended December 31, 1998)
LOWEST               -15.48%  (quarter ended September 30, 2001)


The year-to-date result was 2.43% for the three months ended March 31, 2002.

Fundamental Investors / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                          ONE YEAR    FIVE YEARS    TEN YEARS     LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 8/1/78   -14.75%       10.36%       13.27%         14.75%
 S&P 500/2/               -11.83%       10.69%       12.91%         14.68%
 Lipper Multi-Cap Value     1.30%        9.73%       12.31%         13.78%
 Index/3/
 Class A 30-day yield at December 31, 2001:  1.47%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)


1 The lifetime results are from August 1, 1978, when Capital Research and
 Management Company became investment adviser for the fund.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Multi-Cap Value Index is an equally weighted index of 30 funds which invest in a variety of market capitalization ranges. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings or other factors. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the fund for portfolio transactions, but do not reflect sales charges or taxes.

                                             Fundamental Investors / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    5.75%/1/     none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.27%   0.27%   0.27%   0.27%   0.27%    0.27%
 Distribution and/or Service
 (12b-1) Fees/2/               0.25%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.13%   0.21%   0.41%   0.27%   0.19%    0.14%
 Total Annual Fund Operating
 Expenses                      0.65%   1.48%   1.43%   1.04%   0.71%    0.41%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $638       $771         $916       $1,339
 R-1                      $151       $468         $808       $1,768
 R-2                      $146       $452         $782       $1,713
 R-3                      $106       $331         $574       $1,271
 R-4                      $ 73       $227         $395       $  883
 R-5                      $ 42       $132         $230       $  518



1 Reflects the maximum initial sales charge in the first year.

Fundamental Investors / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to achieve long-term growth of capital and income. The fund invests primarily in common stocks or securities convertible into common stocks and may invest significantly in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

The prices of and the income generated by securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                             Fundamental Investors / Prospectus

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

The fund may invest to a limited extent in lower quality straight debt securities rated Ba and BB or below or unrated but determined to be of equivalent quality. The prices of debt securities fluctuate depending on such factors as changing interest rates, effective maturities and credit ratings.
 For example, their prices generally decline when interest rates rise and vice versa. Lower quality or longer maturity securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity securities.

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                          ONE YEAR      FIVE YEARS      TEN YEARS       LIFETIME/1/
--------------------------------------------------------------------------------------
 CLASS A - BEGAN           -9.55%         11.68%         13.95%           15.04%
 8/1/78
 S&P 500/2/               -11.83%         10.69%         12.91%           14.68%
 Lipper Multi-Cap           1.30%          9.73%         12.31%           13.78%
 Value Index/3/
 Class A distribution rate at December 31, 2001/4/:  1.44%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)


1 The lifetime results are from August 1, 1978, when Capital Research and
 Management Company became investment adviser for the fund.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Multi-Cap Value Index is an equally weighted index of 30 funds which invest in a variety of market capitalization ranges. These funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings or other factors. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the fund for portfolio transactions, but do not reflect sales charges or taxes.
4 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

Fundamental Investors / Prospectus

HOLDINGS BY TYPE OF INVESTMENT AS OF DECEMBER 31, 2001
[pie chart]
U.S. Equities 76.93%
Non-U.S. Equities 16.15
U.S. Bonds 1.35
Non-U.S. Bonds 0.13
Cash & Equivalents 5.44
[end chart]


 FIVE LARGEST INDUSTRIES IN EQUITY HOLDINGS AS OF DECEMBER 31, 2001
                                                PERCENT OF NET ASSETS
-----------------------------------------------------------------------
 Pharmaceuticals                                       10.52%
-----------------------------------------------------------------------
 Media                                                  8.63
-----------------------------------------------------------------------
 Oil & Gas                                              7.22
-----------------------------------------------------------------------
 Insurance                                              5.03
-----------------------------------------------------------------------
 Semiconductor Equipment & Products                     4.85


 TEN LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 AstraZeneca                                         2.30%
-------------------------------------------------------------------
 Viacom                                              2.12
-------------------------------------------------------------------
 AOL Time Warner                                     2.04
-------------------------------------------------------------------
 Eli Lilly                                           1.99
-------------------------------------------------------------------
 Texas Instruments/Burr-Brown                        1.89
-------------------------------------------------------------------
 Microsoft                                           1.79
-------------------------------------------------------------------
 Dow Chemical                                        1.59
-------------------------------------------------------------------
 Suncor Energy                                       1.44
-------------------------------------------------------------------
 American International Group                        1.40
-------------------------------------------------------------------
 Sanmina-SCI                                         1.38
-------------------------------------------------------------------




Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

                                             Fundamental Investors / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

Fundamental Investors / Prospectus

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Fundamental Investors are:


 PORTFOLIO COUNSELOR/           PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 FUND TITLE (IF APPLICABLE)  EXPERIENCE IN THIS FUND      (OR AFFILIATE) AND INVESTMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------
 JAMES E. DRASDO                      18 years            Senior Vice President, Capital Research and
 President, Principal           (plus 6 years prior       Management Company
 Executive Officer and        experience as a research
 Director                    professional for the fund)   Investment professional for 30 years in total;25
                                                          years with Capital Research and Management
                                                          Company or affiliate
-----------------------------------------------------------------------------------------------------------
 GORDON CRAWFORD                      11 years            Senior Vice President and Director, Capital
 Senior Vice President          (plus 13 years prior      Research and Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 31 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 MICHAEL T. KERR                      3 years             Senior Vice President, Capital Research Company
 Senior Vice President          (plus 5 years prior
                              experience as a research    Investment professional for 18 years in total;16
                             professional for the fund)   years with Capital Research and Management
                                                          Company or affiliate

-----------------------------------------------------------------------------------------------------------
 DINA N. PERRY                        9 years             Senior Vice President, Capital Research and
 Senior Vice President           (plus 1 year prior       Management Company
                              experience as a research
                             professional for the fund)   Investment professional for 24 years in total;10
                                                          years with Capital Research and Management
                                                          Company or affiliate

                                             Fundamental Investors / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

Fundamental Investors / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

                                             Fundamental Investors / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Fundamental Investors / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                             Fundamental Investors / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in February, May, August and December. Capital gains, if any, are usually distributed in December and February. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

Fundamental Investors / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                                 CLASS A
                                        YEAR ENDED DECEMBER 31
                             2001       2000       1999      1998       1997
 NET ASSET VALUE,         $ 31.16     $ 32.59    $ 28.92   $ 27.40    $ 24.54
 BEGINNING OF YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income        .40/1/      .42/1/     .41       .42        .41
 Net (losses) gains on
 securities (both           (3.34 )/1/    .90/1/    6.45      4.09       6.00
 realized and
 unrealized)
--------------------------
 Total from investment      (2.94 )      1.32       6.86      4.51       6.41
 operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net         (.40 )      (.40 )     (.40)     (.40)      (.42)
 investment income)
 Distributions (from         (.37 )     (2.35 )    (2.79)    (2.59)     (3.13)
 capital gains)
-------------------------------------------------------------------------------
 Total distributions         (.77 )     (2.75 )    (3.19)    (2.99)     (3.55)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF  $ 27.45     $ 31.16    $ 32.59   $ 28.92    $ 27.40
 YEAR
-------------------------------------------------------------------------------
 TOTAL RETURN/2/            (9.55 )%     4.27 %    24.58%    16.72%     26.68%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of year  $19,331     $19,872    $16,603   $12,713    $10,465
 (in millions)
-------------------------------------------------------------------------------
 Ratio of expenses to         .65 %       .64 %      .63%      .63%       .63%
 average net assets
-------------------------------------------------------------------------------
 Ratio of net income to      1.41 %      1.28 %     1.33%     1.47%      1.54%
 average net assets
 Portfolio turnover rate       29 %        43 %       46%       53%        45%


1 Based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                             Fundamental Investors / Prospectus

NOTES


                                       16

Fundamental Investors / Prospectus

NOTES

                                             Fundamental Investors / Prospectus

NOTES


                                       18

Fundamental Investors / Prospectus

NOTES

                                             Fundamental Investors / Prospectus

NOTES


                                       20

Fundamental Investors / Prospectus

NOTES

                                             Fundamental Investors / Prospectus

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER            American Funds Service Company
          SERVICES                   800/421-0180
          FOR RETIREMENT PLAN        Call your employer or plan
          SERVICES                   administrator
          FOR DEALER SERVICES        American Funds Distributors
                                     800/421-9900
                                     American FundsLine(R)
          FOR 24                     800/325-3590
          -HOUR INFORMATION          American FundsLine OnLine(R)
                                     www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at P.O. Box 7650, San Francisco, California 94120.




[logo - recycled bug]


Printed on recycled paper                    Investment Company File No. 811-32
RPFI-010-0502/RRD
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management       Capital
International        Capital Guardian        Capital Bank and Trust

                          FUNDAMENTAL INVESTORS, INC.

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                  May 15, 2002


This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of Fundamental Investors, Inc. (the "fund" or "FI") dated May 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                          Fundamental Investors, Inc.
                              Attention: Secretary
                                  One Market
                          Steuart Tower, Suite 1800
                       San Francisco, California 94105
                                 (415) 421-9360

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        6
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        8
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       19
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       24
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       28
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       30
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Shareholder Account Services and Privileges . . . . . . . . . . . .       32
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       32
General Information . . . . . . . . . . . . . . . . . . . . . . . .       33
Class A Share Investment Results and Related Statistics . . . . . .       34
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36
Financial Statements




                         Fundamental Investors - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


DEBT SECURITIES

..    The fund may invest up to 5% of its assets in straight debt securities rated Ba and BB or below by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or in unrated securities that are determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 30% of its assets in securities of issuers that are domiciled outside the U.S. and not included in the S&P 500 Composite Index.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate devel-


                         Fundamental Investors - Page 2
     opments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country


                         Fundamental Investors - Page 3
is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


                         Fundamental Investors - Page 4

U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                         Fundamental Investors - Page 5

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


1.    borrow money or securities;

2.    buy securities "on margin";

3.    effect "short sales" of securities;

4.    mortgage, pledge or hypothecate securities;

5. lend money or securities (but the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

6. invest in the securities of any issuer which, including predecessors, has a record of less than three years continuous operation;

7. invest in the securities of any issuer if any officer or director of the fund owns more than ^ of 1% of the securities of that issuer or if the fund's officers and directors together own more than 5% of the securities of that issuer;

8. invest any of its assets in the securities of any managed investment trust or of any other managed investment company;

9. invest more than 5% of its total assets at the market value at the time of investment in securities of any one issuer, or hold more than 10% of such securities of any one issuer, but these limitations do not apply to obligations of or guaranteed by the U.S.;

10.   purchase or sell real estate;

11.   purchase or sell commodities or commodity contracts;

12.   act as underwriter of securities issued by other persons;

13. make investments in other companies for the purpose of exercising control or management;


                         Fundamental Investors - Page 6

14. concentrate its investments in any one industry or group of industries, but may invest up to 25% of its assets in any one industry.

Notwithstanding investment restriction number 8, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


For purposes of investment restriction number 14, the fund will not invest 25% or more (rather than more than 25%) of its total assets in the securities of issuers in the same industry.


Although not fundamental policies, the fund has further agreed that it will not invest in puts or calls; or invest more than 10% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities for which there is no active and substantial market).


No officer or director of the fund may sell portfolio securities to the fund or buy portfolio securities from it.


                         Fundamental Investors - Page 7

                             MANAGEMENT OF THE FUND

Board of Directors and Officers

                                   YEAR FIRST                                       NUMBER OF BOARDS
                      POSITION      ELECTED                                          WITHIN THE FUND
                      WITH THE     A DIRECTOR     PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE        FUND     OF THE FUND/1/            PAST 5 YEARS              DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Guilford C.           Director       1991        Emeritus Professor of Finance,            2            PIMCO Funds
 Babcock                                          Marshall School of Business,
 Age: 71                                          University of Southern
                                                  California
-----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Fox         Director       1998        Managing General Partner, Fox             7            Crompton Corporation
 Age: 65                                          Investments LP; Professor and
                                                  Executive in Residence,
                                                  University of California,
                                                  Davis; former President and
                                                  Chief Executive Officer,
                                                  Foster Farms
-----------------------------------------------------------------------------------------------------------------------------------
 Leonade D. Jones      Director       1998        Co-Founder, VentureThink LLC              6            None
 Age: 54                                          and Versura Inc.; former
                                                  Treasurer, The Washington Post
                                                  Company
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald      Director       1998        The IBJ Professor of Finance,             8            Plum Creek Timber Co.;
 Age: 64                                          Graduate School of Business,                           Scholastic Corporation;
                                                  Stanford University                                    iStar Financial, Inc.;
                                                                                                         Varian, Inc.; Capstone
                                                                                                         Turbine Corp.
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale         Director       1985        President, The Lovejoy                    5            None
 Age: 67                                          Consulting Group, Inc. (a
                                                  pro-bono consulting group
                                                  advising non-profit
                                                  organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Henry E. Riggs        Director       1989        President, Keck Graduate                  4            None
 Age: 67                                          Institute of Applied Life
                                                  Sciences; former President and
                                                  Professor of Engineering,
                                                  Harvey Mudd College
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf     Director       1998        Private investor; corporate               6            Crompton Corporation;
 Age: 67                                          director; lecturer, Department                         First Energy Corporation;
                                                  of Molecular Biology,                                  National Life Holding Co.
                                                  Princeton University
-----------------------------------------------------------------------------------------------------------------------------------




                         Fundamental Investors - Page 8

                                                     PRINCIPAL OCCUPATION(S) DURING
                                       YEAR FIRST           PAST 5 YEARS AND
                                        ELECTED              POSITIONS HELD            NUMBER OF BOARDS
                        POSITION       A DIRECTOR       WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                        WITH THE     AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
    NAME AND AGE          FUND       OF THE FUND/1/            OF THE FUND              DIRECTOR SERVES          BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 James E. Drasdo       President,         1987        Senior Vice President,                   2            None
                       PEO and                        Capital Research and
                       Director                       Management Company; Director,
 Age: 57                                              The Capital Group Companies,
                                                      Inc.*; Director, Capital
                                                      Research Company*
-----------------------------------------------------------------------------------------------------------------------------------
 James F.              Chairman of        1998        President and Director,                  4            None
 Rothenberg            the Board                      Capital Research and
                                                      Management Company; Director,
                                                      American Funds Distributors,
 Age: 55                                              Inc.*; Director, American
                                                      Funds Service Company*;
                                                      Director, The Capital Group
                                                      Companies, Inc.*; Director,
                                                      Capital Guardian Trust
                                                      Company*; Director, Capital
                                                      Group Research, Inc.*;
                                                      Director, Capital Management
                                                      Services, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------




                         Fundamental Investors - Page 9

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                             POSITION          YEAR FIRST ELECTED                   PAST 5 YEARS AND POSITIONS HELD
                             WITH THE              AN OFFICER                          WITH AFFILIATED ENTITIES
    NAME AND AGE               FUND              OF THE FUND/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUND
------------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
------------------------------------------------------------------------------------------------------------------------------------
 Gordon Crawford           Senior Vice                1994          Senior Vice President and Director, Capital Research and
                             President                              Management Company; Chairman of the Board, The Capital Group
 Age: 55                                                            Companies, Inc.*; Senior Vice President and Director, Capital
                                                                    Management Services, Inc.*
------------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.        Senior Vice                1994          Executive Vice President and Director, Capital Research and
                             President                              Management Company; Director, American Funds Distributors,
 Age: 53                                                            Inc.*; Director, The Capital Group Companies, Inc.*
------------------------------------------------------------------------------------------------------------------------------------
 Michael T. Kerr           Senior Vice                1995          Senior Vice President, Capital Research Company*
                             President
 Age: 42
------------------------------------------------------------------------------------------------------------------------------------
 Dina N. Perry         Senior Vice President          1994          Senior Vice President, Capital Research and Management Company

 Age: 56
------------------------------------------------------------------------------------------------------------------------------------
 Martin Romo              Vice President              1999          Vice President and Director, Capital Research Company*

 Age: 34
------------------------------------------------------------------------------------------------------------------------------------
 Patrick Quan                Secretary             1989-1998        Vice President - Fund Business Management Group, Capital
                                                      2000          Research and Management Company
 Age: 43
------------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson           Treasurer                1998          Vice President - Fund Business Management Group, Capital
                                                                    Research and Management Company
 Age: 33
------------------------------------------------------------------------------------------------------------------------------------
 David A. Pritchett     Assistant Treasurer           1999          Vice President - Fund Business Management Group, Capital
                                                                    Research and Management Company
 Age: 35
------------------------------------------------------------------------------------------------------------------------------------




                        Fundamental Investors - Page 10

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed, except Martin Romo, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                        Fundamental Investors - Page 11

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Guilford C. Babcock        $ 50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Robert A. Fox                Over $100,000                Over $100,000
-------------------------------------------------------------------------------
 Leonade D. Jones           $ 10,001  - $50,000            Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald          $ 10,001  - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Henry E. Riggs                 Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Patricia K. Woolf         $ 10,001  - $50,000             Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 James E. Drasdo                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 James F. Rothenberg            Over $100,000              Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $15,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors. In lieu of meeting attendance fees, members of the Proxy Committee receive an annual retainer fee of $4,500 from the fund if they serve as a member of four proxy committees, or $6,250 if they serve as a member of two proxy committees, meeting jointly.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.


                        Fundamental Investors - Page 12

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Guilford C. Babcock            $21,000/3/                        $ 45,500/3/
------------------------------------------------------------------------------------------
 Robert A. Fox                  $21,000/3/                        $155,000/3/
------------------------------------------------------------------------------------------
 Leonade D. Jones               $21,000                           $142,000
------------------------------------------------------------------------------------------
 John G. McDonald               $25,000/3/                        $256,500/3/
------------------------------------------------------------------------------------------
 Gail L. Neale                  $29,250                           $ 94,500
------------------------------------------------------------------------------------------
 Henry E. Riggs                 $24,000/3/                        $ 99,000/3/
------------------------------------------------------------------------------------------
 Patricia K. Woolf              $24,500                           $139,000
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: Guilford C. Babcock ($180,935), Robert A. Fox ($73,004), John G. McDonald ($96,722) and Henry E.
  Riggs ($212,525). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of April 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on October 17, 1932 and reincorporated in Maryland on February 1, 1990.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class.


                        Fundamental Investors - Page 13

Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Guilford C. Babcock, Robert A. Fox, Leonade D. Jones and John G. McDonald, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. There were two Audit Committee meetings held during the 2001 fiscal year.


The fund has a Contracts Committee comprised of Guilford C. Babcock, Robert A. Fox, Leonade D. Jones, John G. McDonald, Gail L. Neale, Henry E. Riggs and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2001 fiscal year.


The fund has a Nominating Committee comprised of Guilford C. Babcock, Robert A. Fox, Leonade D. Jones, Gail L. Neale and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There was one Nominating Committee meeting during the 2001 fiscal year.


The fund has a Proxy Committee comprised of Robert A. Fox, John G. McDonald, Gail L. Neale, Henry E. Riggs and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio,


                        Fundamental Investors - Page 14
making determinations with regard to certain contested proxy voting issues, and discussing related current issues. There were four Proxy Committee meetings during the 2001 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until August 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


In reviewing the quality of the services provided to the fund, the Committee noted, among other things, that while the fund's net asset value had declined during the first quarter of 2001 and the fund's results for 2000 were favorable in relation to certain peer groups but not others, the fund's results did compare favorably to all relevant peer groups for the five and ten-year periods ended March 31, 2001. The Committee also considered the overall high quality and depth of the Investment Adviser's organization in general and of the individuals providing portfolio research and management services to the fund, the Investment Adviser's continuing development of its


                        Fundamental Investors - Page 15
information technology and systems, and the Investment Adviser's commitment to attracting, developing and retaining quality personnel.


In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that the fund's advisory fees as a percentage of its average net assets had declined consistently since 1991, and that such fees for 2000 compared favorably to the fund's peer group. The Committee observed that the fund's total expenses for 2000 (as a percentage of average net assets) compared favorably to the relevant peer group. The Committee also considered steps taken in recent years by the Investment Adviser to help control the fund's transfer agency expenses.


Based on their review, the Committee and the Board concluded that the advisory fees and expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the Investment Adviser receives a monthly fee which is based on average daily net assets and is calculated at an annual rate of 0.39% on the first $1 billion of the fund's net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus 0.276% on net assets over $3 billion to $5 billion, plus 0.27% on net assets over $5 billion to $8 billion, plus 0.258% on net assets over $8 billion to $13 billion, plus 0.252% on net assets over $13 billion to $17 billion, plus 0.250% on net assets over $17 billion to $21 billion, plus 0.248% on net assets over $21 to $27 billion, plus 0.246% on net assets over $27 billion.


In connection with the approval of the Agreement by the fund's Board of Directors, the Investment Adviser has agreed to waive any fees to the extent they would exceed those payable under the rate structure contained in its previous agreement. The fee structure referenced above is lower than that in the previous agreement except in the event that the fund's net assets were to fall below $8 billion when fees are equal to, or higher than, that in the previous agreement.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of


                        Fundamental Investors - Page 16
portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000 and 1999, the Investment Adviser received from the fund advisory fees of $54,760,000, $51,298,000 and $40,589,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until August 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.


                        Fundamental Investors - Page 17

For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR

                                              FISCAL YEAR          REVENUE          COMPENSATION
--------------------------------------------------------------
                                                              OR FEES RETAINED       TO DEALERS
                                                              --------------------------------------
                 CLASS A                         2001            $13,443,000         $61,508,000
                                                 2000             12,094,000          55,890,000
                                                 1999              7,987,000          40,289,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of its average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of its average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of its average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans,


                        Fundamental Investors - Page 18
endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of December 31, 2001, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled $1,644,000.


For Class R-1 shares (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $48,690,000                 $3,169,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute


                        Fundamental Investors - Page 19
annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may or may not apply to you depending on whether you hold fund shares in a non-taxable account, such as a qualified retirement plan. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.


                        Fundamental Investors - Page 20

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company


                        Fundamental Investors - Page 21
     taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be


                        Fundamental Investors - Page 22
treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


                        Fundamental Investors - Page 23

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. This minimum does not apply to clients of the Personal Investment Management division of Capital Guardian Trust Company. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day


                        Fundamental Investors - Page 24
following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


Proceeds from a redemption or a dividend or capital gain distribution may be reinvested without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                        Fundamental Investors - Page 25

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more. . . . . . . .                                    none       none          none
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


                        Fundamental Investors - Page 26

In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


                        Fundamental Investors - Page 27

For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.


                        Fundamental Investors - Page 28

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased


                        Fundamental Investors - Page 29
     through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment


                        Fundamental Investors - Page 30
dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.


                        Fundamental Investors - Page 31

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


                        Fundamental Investors - Page 32

The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Banc of America Securities, LLC and J.P. Morgan Chase & Company were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of Banc of America Securities, LLC in the amount of $201,440,000 and equity securities and commercial paper of J.P. Morgan Chase & Company in the amounts of $119,955,000 and $61,830,000, respectively, as of the close of its most recent fiscal year.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2001, 2000 and 1999, amounted to $22,124,000, $17,892,000 and $15,508,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $19,943,000 for Class A shares for the 2001 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time


                        Fundamental Investors - Page 33
to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $27.45
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $29.12


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 1.47% based on a 30-day (or one month) period ended December 31, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended December 31, 2001 were -14.75%, 10.36% and 13.27%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended December 31, 2001 were -9.55%, 11.68% and 13.95%, respectively.


                        Fundamental Investors - Page 34

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                        Fundamental Investors - Page 35

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                        Fundamental Investors - Page 36

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic


                        Fundamental Investors - Page 37
conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                        Fundamental Investors - Page 38

INVESTMENT PORTFOLIO
FUNDAMENTAL INVESTORS

Largest Equity Holdings
                                                   Percent of net assets    Percent Change*
AstraZeneca PLC                                                     2.30%             -8.87
Viacom                                                               2.12             -5.64
AOL Time Warner                                                      2.04             -7.76**
Eli Lilly                                                            1.99             -15.61
Texas Instruments/Burr-Brown                                         1.89             -40.9
Microsoft                                                            1.79             52.74
Dow Chemical                                                         1.59             -7.77
Suncor Energy                                                        1.44             28.76
American International Group                                         1.40             -19.44
Sanmina-SCI                                                          1.38             2.61**

*  Reflects change in market price for
   the year ended 12/31/01. (Excludes
   dividends.)

** Adjusted for mergers.




Largest Industry Holdings                          Percent of net assets

Pharmaceuticals                                                     10.52%
Media                                                                8.63
Oil & Gas                                                            7.22
Insurance                                                            5.03
Semiconductor Equipment & Products                                   4.85

                                                             Shares/Principal    Market       Percent
Equity Securities                                                      Amount     Value        of Net
(Common and preferred stocks and                                                  (000)        Assets
 convertible debentures)

Pharmaceuticals -  10.52%
AstraZeneca PLC (United Kingdom)                                       8590000    393277
AstraZeneca PLC (ADR)                                                  1600766     74596           2.3
Eli Lilly and Co.                                                      5165000    405659          1.99
Johnson & Johnson                                                      4400000    260040          1.28
Pharmacia Corp.                                                        5933600    253068          1.24
Novartis AG (Switzerland)                                              3906000    141223
Novartis AG (ADR)                                                      1148601     41924           0.9
American Home Products Corp.                                           2750000    168740          0.83
Pfizer Inc                                                             3500000    139475          0.69
Bristol-Myers Squibb Co.                                               2000000    102000           0.5
Schering-Plough Corp.                                                  2700000     96687          0.48
Elan Corp., PLC (ADR) (Ireland) /1/                                     875000     39427          0.19
Forest Laboratories, Inc.  /1/                                          300000     24585          0.12


Media -  8.63%
Viacom Inc., Class B  /1/                                              7394500    326467
Viacom Inc., Class A  /1/                                              2351200    104041          2.12
AOL Time Warner Inc.  /1/                                             12906000    414283          2.04
News Corp. Ltd., preferred (ADR)                                       6200000    164052
 (Australia)
News Corp. Ltd. (ADR)                                                  3150000    100201           1.3
Fox Entertainment Group, Inc., Class A /1/                             3650000     96834          0.48
Dow Jones & Co., Inc.                                                  1600000     87568          0.43
Clear Channel Communications, Inc.  /1/                                1498100     76268          0.37
Adelphia Communications Corp. 6.00%                                   86000000     75336          0.37
 convertible subordinated notes 2006
Comcast Corp., Class A, special stock /1/                              2000000     72000          0.35
Interpublic Group of Companies, Inc.                                   1860000     54944
Interpublic Group of Companies, Inc.                                   8168000      6507           0.3
 1.87% convertible notes 2006 /2/
E.W. Scripps Co., Class A                                               700000     46200          0.23
Gannett Co., Inc.                                                       500000     33615          0.17
NTL Communications Corp. 6.75% convertible                            83000000     26767
 subordinated notes 2008  /2/
NTL Inc. 5.75% convertible subordinated                               65000000      6581          0.16
 notes 2009
Knight-Ridder, Inc.                                                     441200     28647          0.14
Tribune Co.                                                             718400     26890          0.13
United Pan-Europe Communications NV,                                      1120      8960
 convertible preferred
 (Netherlands)/1/ /2/ /3/
United Pan-Europe Communications NV,                                    543826         0          0.04
 warrants, expire 2007 /1/ /3/


Oil & Gas - 7.22%
Suncor Energy Inc. (Canada)                                            8862417    291593          1.44
Norsk Hydro AS (ADR) (Norway)                                          3559000    149478
Norsk Hydro AS                                                         2701000    113151          1.29
Murphy Oil Corp.                                                       2194900    184459          0.91
PanCanadian Energy Corp. (Canada)                                      7057512    183495           0.9
Phillips Petroleum Co.                                                 2600000    156676          0.77
Unocal Corp.                                                           2500000     90175
Unocal Capital Trust $3.125 convertible                                 450000     22672          0.56
 preferred
Shell Canada Ltd., Class A (Canada)                                    3273200     94028          0.46
ChevronTexaco Corp. (merger of Chevron                                  800000     71688          0.35
 Corp. and Texaco Inc.)
Imperial Oil Ltd. (Canada)                                             2261900     63062          0.31
Sunoco, Inc.                                                           1000000     37340          0.18
ENI SpA (Italy)                                                         850700     10641          0.05


Insurance - 5.03%
American International Group, Inc.                                     3600000    285840           1.4
Berkshire Hathaway Inc., Class A  /1/                                     3550    268380          1.32
Allstate Corp.                                                         4400000    148280          0.73
Marsh & McLennan Companies, Inc.                                        840600     90322          0.44
XL Capital Ltd., Class A                                                970600     88674          0.44
21st Century Insurance Group                                           2892300     56255          0.28
Chubb Corp.                                                             748000     51612          0.25
AMP Ltd. (Australia)                                                   3600000     33882          0.17


Semiconductor Equipment & Products - 4.85%
Texas Instruments Inc.                                                12764324    357401
Burr-Brown Corp. 4.25% convertible                                    25000000     26685          1.89
 subordinated notes 2007
Maxim Integrated Products, Inc. /1/                                    2350000    123399          0.61
Applied Materials, Inc.  /1/                                           2800000    112280          0.55
Vitesse Semiconductor Corp. 4.00%                                     72000000     56614
 convertible subordinated debentures 2005
Vitesse Semiconductor Corp.  /1/                                       3000000     37290          0.46
PMC-Sierra, Inc.  /1/                                                  3250000     69095          0.34
Cypress Semiconductor Corp.  /1/                                       3225000     64274          0.32
National Semiconductor Corp.  /1/                                      1750000     53883          0.26
ASM Lithography 5.75% convertible                                     35000000     41913          0.21
 debentures 2006 (Netherlands) /2/
LSI Logic Corp.  /1/                                                   1900000     29982          0.15
Semtech Corp. 4.50% convertible                                        8000000      8858
 subordinated notes 2007 /2/
Semtech Corp. 4.50% convertible                                        2000000      2215          0.05
 subordinated notes 2007
Infineon Technologies AG (Germany)                                       75500      1579          0.01


Electric Utilities - 4.18%
TXU Corp.                                                              4420800    208441          1.02
Exelon Corp.                                                           3500000    167580          0.82
Dominion Resources, Inc.                                               1675000    100668           0.5
DTE Energy Co.                                                         1591600     66752          0.33
American Electric Power Co., Inc.                                      1352100     58857          0.29
Edison International  /1/                                              3500000     52850          0.26
Xcel Energy Inc.                                                       1800000     49932          0.25
CMS Energy Corp.                                                       1800000     43254          0.21
Constellation Energy Group, Inc.                                       1241100     32951          0.16
Duke Energy Corp.                                                       471900     18527
Duke Energy Corp., 8.25% units 2004                                     338000      8906          0.14
Southern Co.                                                            719100     18229          0.09
FPL Group, Inc.                                                         297500     16779          0.08
Entergy Corp.                                                           150000      5867          0.03


Computers & Peripherals - 3.58%
International Business Machines Corp.                                  1600000    193536          0.95
Lexmark International, Inc., Class A /1/                               3000000    177000          0.87
Sun Microsystems, Inc.  /1/                                           13633400    167691          0.82
Hewlett-Packard Co.                                                    4246200     87217          0.43
Compaq Computer Corp.                                                  6000000     58560          0.29
Dell Computer Corp.  /1/                                               1550000     42129          0.21
EMC Corp.  /1/                                                          193000      2594          0.01


Industrial Conglomerates - 3.48%
Minnesota Mining and Manufacturing Co.                                 1900000    224599           1.1
Tyco International Ltd.                                                3750000    220875          1.09
Siemens AG (Germany)                                                   2000000    133263          0.66
General Electric Co.                                                   3200000    128256          0.63

Banks - 3.27%
Bank of America Corp.                                                  3200000    201440          0.99
BANK ONE CORP.                                                         2500000     97625          0.48
Cullen/Frost Bankers, Inc.                                             2550000     78744          0.39
Wachovia Corp.(formerly First Union Corp.)                             2000000     62720          0.31
KeyCorp                                                                2500000     60850           0.3
National City Corp.                                                    1778700     52009          0.25
FleetBoston Financial Corp.                                            1250000     45625          0.22
Sumitomo Mitsui Banking Corp. (Japan)                                  9000000     37993          0.19
Royal Bank of Canada (Canada)                                           850000     27663          0.14


Food Products - 2.80%
Unilever NV (New York Registered)                                      3730000    214885          1.06
 (Netherlands)
Sara Lee Corp.                                                         5684900    126375          0.62
H.J. Heinz Co.                                                         2000000     82240           0.4
General Mills, Inc.                                                    1404200     73032          0.36
Kellogg Co.                                                            2400000     72240          0.36


Electronic Equipment & Instruments - 2.79%
Sanmina-SCI Corp.  /1/ (merger of Sanmina                              8680000    172732
 Corp. and SCI Systems, Inc.)
Sanmina Corp., 0% convertible subordinated                           166000000     63395
 debentures 2020
SCI Systems, Inc. 3.00% convertible                                   54500000     45284          1.38
 subordinated debentures 2007
Jabil Circuit, Inc.  /1/                                               7100000    161312          0.79
Agilent Technologies, Inc.  /1/                                        2500000     71275
Agilent Technologies, Inc. 3.00%                                      10370000     11627          0.41
 convertible debentures 2021 /2/  /4/
Solectron Corp. 7.25% convertible                                      1200000     34380          0.17
 preferred 2004, units  /1/
DDi Corp. 5.25% convertible subordinated                              10000000      6975          0.04
 note 2008


Diversified Telecommunication
 Services - 2.76%
SBC Communications Inc.                                                4500000    176265          0.87
Telefonos de Mexico, SA de CV,                                         4500000    157590          0.78
 Class L (ADR) (Mexico)
AT&T Corp.                                                             8400000    152376          0.75
Qwest Communications International Inc.                                2161650     30544
Qwest Trends Trust, 5.75% convertible                                   370500     10907           0.2
 preferred 2003  /2/
Sprint FON Group                                                       1643700     33005          0.16


Communications Equipment - 2.47%
Cisco Systems, Inc.  /1/                                               9100000    164801          0.81
Motorola, Inc.                                                         7861200    118075
Motorola, Inc., 7.00% convertible                                       400000     18696          0.67
 preferred 2004, units  /1/
Corning Inc.                                                           9093000     81110
Corning Inc., 3.50% convertible                                       38000000     43305          0.61
 debentures 2008
Telefonaktiebolaget LM Ericsson,                                       6000000     31320          0.16
 Class B (ADR) (Sweden)
Lucent Technologies Inc.  /1/                                          4000000     25160          0.12
Crown Castle International Corp.  /1/                                  1500000     16020          0.08
Nortel Networks Corp. (Canada)                                          400000      3000          0.02


Chemicals - 2.37%
Dow Chemical Co.                                                       9563600    323058          1.59
E.I. du Pont de Nemours and Co.                                        2500000    106275          0.52
Air Products and Chemicals, Inc.                                       1000000     46910          0.23
Syngenta AG (Switzerland) /1/                                            98414      5100
Syngenta AG (ADR) /1/                                                   133740      1418          0.03

Aerospace & Defense - 2.04%
Honeywell International Inc.                                           5300000    179246          0.88
Lockheed Martin Corp.                                                  2011900     93895          0.46
Boeing Co.                                                             2400000     93072          0.46
RC Trust I, 8.25% convertible                                           890000     49618          0.24
 preferred 2006, units


Paper & Forest Products - 2.02%
Norske Skogindustrier ASA, Class A (Norway)                            6566900    123284          0.61
International Paper Co.                                                2800000    112980          0.55
Weyerhaeuser Co.                                                       2025000    109512          0.54
Bowater Inc.                                                            700000     33390          0.16
Georgia-Pacific Corp.,                                                  958640     26468          0.13
 Georgia-Pacific Group
Plum Creek Timber Co., Inc. (merged                                     205500      5826          0.03
 with Georgia-Pacific Timber Group)


Diversified Financials - 1.96%
Fannie Mae                                                             1917800    152465          0.75
J.P. Morgan Chase & Co. (formerly                                      3300000    119955          0.59
 Chase Manhattan Corp. and J.P. Morgan &
Household International, Inc.                                          1700000     98498          0.48
 Co. Inc.)
Capital One Financial Corp.                                             450000     24278          0.12
Investor AB, Class B (Sweden)                                           381700      4180          0.02


Specialty Retail - 1.93%
Lowe's Companies, Inc.                                                 5250000    243653           1.2
Limited Inc.                                                          10110000    148819          0.73


Software - 1.92%
Microsoft Corp.  /1/                                                   5500000    364375          1.79
Intuit Inc.  /1/                                                        600000     25668          0.13


Metals & Mining -  1.64%
Alcoa Inc.                                                             5480100    194818          0.96
BHP Billiton Ltd. (Australia)                                         12445030     66695          0.33
Massey Energy Co.                                                      2011700     41703           0.2
Phelps Dodge Corp.                                                      965620     31286          0.15


Machinery - 1.58%
Deere & Co.                                                            3000000    130980          0.65
Parker Hannifin Corp.                                                  2400000    110184          0.54
Caterpillar Inc.                                                       1000000     52250          0.26
Illinois Tool Works Inc.                                                400000     27088          0.13


Road & Rail - 1.42%
Union Pacific Corp.                                                    1900000    108300
Union Pacific Capital Trust 6.25%                                       160000      7620          0.57
 TIDES convertible preferred 2028  /2/
Canadian Pacific Railway Ltd. (Canada)                                 5159000    100601          0.49
Burlington Northern Santa Fe Corp.                                     2547600     72683          0.36


Beverages - 1.34%
Coca-Cola Co.                                                          3500000    165025          0.81
Anheuser-Busch Companies, Inc.                                         1500000     67815          0.34
PepsiCo, Inc.                                                           800000     38952          0.19


Air Freight & Couriers - 1.07%
FedEx Corp.  /1/                                                       2600000    134888          0.66
United Parcel Service, Inc., Class B                                   1509600     82273          0.41


Automobiles - 1.05%
General Motors Corp.                                                   2800000    136080          0.67
Honda Motor Co., Ltd. (Japan)                                          1954000     77732          0.38


Airlines - 1.04%
Delta Air Lines, Inc.                                                  2400000     70224          0.34
Continental Airlines, Inc., Class B  /1/                               2675000     70112          0.34
AMR Corp.  /1/                                                         2000000     44340          0.22
Southwest Airlines Co.                                                 1500000     27720          0.14


Energy Equipment & Services - 0.86%
Baker Hughes Inc.                                                      4800000    175056          0.86


Household Products - 0.85%
Colgate-Palmolive Co.                                                  3000000    173250          0.85


Multiline Retail - 0.84%
Federated Department Stores, Inc.  /1/                                 3000000    122700           0.6
May Department Stores Co.                                              1300000     48074          0.24


Food & Drug Retailing - 0.65%
Walgreen Co.                                                           3022300    101731           0.5
Albertson's, Inc.                                                       998550     31444          0.15


Internet Software & Services - 0.65%
Yahoo   Inc.  /1/                                                      7500000    133050          0.65


Commercial Services & Supplies - 0.62%
Sabre Holdings Corp., Class A  /1/                                     2045304     86619          0.42
Ceridian Corp.  /1/                                                    1200000     22500          0.11
Cendant Corp. 3.00% convertible                                        7900000      7950
 debentures 2002 /2/
Cendant Corp.  /1/                                                      293388      5753          0.07
Arbitron Inc.  /1/                                                      109400      3736          0.02


Multi-Utilities - 0.50%
Questar Corp.                                                          3000000     75150          0.37
Williams Companies, Inc.                                               1000000     25520          0.13


Personal Products - 0.49%
Gillette Co.                                                           3000000    100200          0.49


Construction & Engineering - 0.41%
Fluor Corp.                                                            2011700     75238          0.37
Foster Wheeler Ltd. 6.50% convertible                                 15000000      8958          0.04
 subordinated notes 2007 /2/


IT Consulting & Services - 0.28%
Electronic Data Systems Corp.                                           600000     41130
Electronic Data Systems Corp.,                                          279600     15728          0.28
 7.625% convertible preferred,
 FELINE PRIDES, 2004


Gas Utilities - 0.27%
KeySpan Corp.                                                          1584000     54886          0.27


Health Care Equipment & Supplies - 0.26%
Applera Corp. - Applied Biosystems Group                               1330200     52237          0.26


Other Industries - 0.94%
Equity Residential Properties Trust                                    1700000     48807          0.24
Vodafone Group PLC (ADR) (United Kingdom)                              1809825     46476          0.23
Cardinal Health, Inc.                                                   465700     30112          0.15
Chesapeake Corp.   /5/                                                  859100     23892          0.12
Applera Corp. - Celera Genomics Group /1/                               528800     14114          0.07
Delphi Automotive Systems Corp.                                         914518     12492          0.06
Tupperware Corp.                                                        500000      9625          0.05
Royal Caribbean Cruises Ltd. 0%                                       10750000      3392          0.02
 convertible debentures 2021



MISCELLANEOUS  -  2.50%
Other equity securities in initial                                    51062210    509046           2.5
 period of acquisition


Total Equity Securities (cost:                                                  18932119         93.08
 $17,297,341,000)



                                                                    Principal    Market       Percent
                                                                       Amount     Value        of Net
Bonds & Notes                                                           (000)     (000)        Assets

Media - 0.93%
NTL Communications Corp.:
  11.50% 2008                                                        111687000     36019
  Series B, 11.875% 2010                                               6950000      2259
NTL Inc.:
  11.50% 2006                                                         96120000     30758
  12.75% 2005                                                         38750000     12206
Comcast UK Cable Partners Ltd. 11.20% 2007                            19570000     14090
Diamond Cable Communications PLC                                      14945000      3587          0.49
 11.75% 2005
Charter Communications Holdings,                                      50000000     47750          0.24
 LLC 8.25% 2007
United Pan-Europe Communications NV:
  10.875% 2009                                                       119615000     11961
  11.50% 2010                                                         30575000      3057
  11.25% 2010                                                         30175000      3017
  0%/13.75% 2010 /6/                                                  33950000      2716
  Series B, 11.25% 2009                                               15250000      1525          0.11
Cablevision Industries Corp. 9.875% 2013                              10000000     10600          0.05
Time Warner Inc. 10.15% 2012                                           6000000      7529          0.04


Airlines - 0.54%
Northwest Airlines, Inc.:
  8.875% 2006                                                         34570000     29385
  7.625% 2005                                                         32360000     26859
  8.52% 2004                                                          24540000     21434          0.38
Continental Airlines, Inc. 8.00% 2005                                 28600000     24310          0.12
Delta Air Lines, Inc., Series 1993-A2,                                11500000      9028          0.04
 10.50% 2016 /7/


Commercial Services & Supplies - 0.01%
Sabre Holdings Corp. 7.35% 2011 /1/                                    3000000      2751          0.01


Total Bonds & Notes (cost: $512,850,000)                                          300841          1.48



                                                                    Principal    Market       Percent
                                                                       Amount     Value        of Net
Short-Term Securities                                                   (000)     (000)        Assets

Federal Agency Discount Notes  - 2.01%
Federal Home Loan Banks 1.73%-2.26% due                              282000000    281484          1.38
 1/7-3/20/2002
Fannie Mae 1.74%-2.30% due 1/10-3/21/2002                             95000000     94785          0.47
Freddie Mac 1.74%-2.26% due 1/17-2/19/2002                            33000000     32941          0.16


Corporate Short-Term Notes  - 2.81%
American Express Credit Corp.                                        100500000    100313          0.49
 1.78%-1.92% due 1/4-3/01/2002
J.P. Morgan Chase & Co. 2.00%-2.03%                                   61900000     61830          0.31
 due 1/17-1/29/2002
SBC Communications Inc. 1.83%-2.00%                                   60000000     59872           0.3
 due 1/23-3/8/2002 /2/
Equilon Enterprises LLC 1.75% due                                     25600000     25585
 1/10-1/14/2002
Motiva Enterprises LLC 1.75%-1.79%                                    31000000     30963          0.28
 due 1/9-1/28/2002
Three Rivers Funding Corp. 1.78%-1.88%                                50000000     49955          0.25
 due 1/10-1/22-2002 /2/
Procter & Gamble Co. 1.80% due                                        41800000     41716          0.21
 2/6-2/11/2002 /2/
Pfizer Inc 1.80%-2.12% due                                            31000000     30959          0.15
 1/24-1/31/2002 /2/
Tribune Co. 2.33% due 1/15/2002 /2/                                   25000000     24976          0.12
BellSouth Corp. 2.00% due 1/18/2002 /2/                               25000000     24975          0.12
Kraft Foods Inc. 1.80% due 2/15/2002                                  25000000     24942          0.12
Merck & Co., Inc. 1.865% due 2/14/2002                                25000000     24942          0.12
Household Finance Corp. 1.90%-2.03%                                   24000000     23985          0.12
 due 1/11-1/31/2002
E.W. Scripps Co. 1.80%-1.81% due                                      23000000     22916          0.11
 3/15-3/20/2002 /2/
Ciesco LP 1.84%-2.21% due 1/8-2/5/2002                                22700000     22685          0.11



U.S. Treasuries  -  0.10%
U.S. Treasury Bills 1.715%-2.05%                                      21000000     20909           0.1
 due 3/14-4/4/2002


Total Short-Term Securities (cost:                                               1000733          4.92
 $1,000,698,000)


Total Investment Securities (cost:                                              20233693         99.48
 $18,810,889,000)
Excess of cash and receivables                                                    106576   0.523965539
 over payables

NET ASSETS                                                                      20340269   100.0039655

/1/ Non-income-producing security.
/2/ Purchased in a private placement
    transaction; resale may be
    limited to qualified institutional
     buyers; resale to public
    may require registration.
/3/ Valued under procedures established
    by the authority of Board of Directors.
/4/ Coupon rate may change periodically.
/5/ The fund owns 5.66% of the
    outstanding voting securities of
    Chesapeake Corp. and thus is
    considered an affiliate as defined
    under the Investment Company Act of 1940.
/6/ Step bond; coupon rate will increase
    at a later date.
/7/ Pass-through securities backed
    by a pool of mortgages or other
    loans on which principal payments are
    periodically made.  Therefore,
    the effective maturities
    are shorter than the stated maturities.

ADR = American Depositary Receipts

See Notes to Financial Statements


Equity securities added since June 30, 2001

ASM Lithography
Cullen/Frost Bankers
DDi
DuPont
Edison International
Equity Residential Properties Trust
Exelon
Johnson & Johnson
J.P. Morgan Chase
May Department Stores
National City
Novartis
Pancanadian Energy
RC Trust I
Schering-Plough
Solectron
Sumitomo Mitsui Banking
Sun Microsystems
Telefonos de Mexico
Tyco International Group
Vitesse Semiconductor
Vodafone Group



Equity securities eliminated since June 30, 2001

Adolph Coors
Avery Dennison
CNET Networks
Computer Associates International
Dole Food
Equifax
Freeport-McMoRan Copper & Gold
Intel
JDS Uniphase
Nippon Sheet Glass
ON Seminconductor
Royal Dutch Petroleum
USA Education
Walt Disney
Waste Management
Wells Fargo
Wm. Wrigley Jr.

Financial statements

Statement of assets and liabilities
at December 31, 2001                                                        (dollars in       thousands)

Assets:
  Investment securities at market
    (cost: $18,810,889)                                                                      $20,233,693
  Cash                                                                                               201
  Receivables for -
    Sales of investments                                                       $102,791
    Sales of fund's shares                                                       44,214
    Dividends and interest                                                       47,148          194,153
                                                                                              20,428,047

Liabilities:
  Payables for -
    Purchases of investments                                                     41,390
    Repurchases of fund's shares                                                 35,120
    Management services                                                           4,658
    Other expenses                                                                6,610           87,778
Net assets at December 31, 2001                                                              $20,340,269

  Total authorized capital stock -
 1,000,000,000 shares, $1.00 par value
  Class A shares:
    Net assets                                                                               $19,330,816
    Shares outstanding                                                                       704,312,518
    Net asset value per share                                                                     $27.45
  Class B shares:
    Net assets                                                                                  $653,259
    Shares outstanding                                                                        23,837,428
    Net asset value per share                                                                     $27.40
  Class C shares:
    Net assets                                                                                  $202,924
    Shares outstanding                                                                         7,409,213
    Net asset value per share                                                                     $27.39
  Class F shares:
    Net assets                                                                                  $153,270
    Shares outstanding                                                                         5,585,385
    Net asset value per share                                                                     $27.44

See notes to financial statements



Statement of operations
for the year ended December 31, 2001                                        (dollars in       thousands)
Investment income:
  Income:
    Dividends                                                                  $263,265
    Interest                                                                    153,690         $416,955

  Expenses:
    Management services fee                                                      54,760
    Distribution expenses - Class A                                              48,690
    Distribution expenses - Class B                                               5,054
    Distribution expenses - Class C                                                 919
    Distribution expenses - Class F                                                 158
    Transfer agent fee - Class A                                                 19,943
    Transfer agent fee - Class B                                                    620
    Administrative services fees - Class C                                          241
    Administrative services fees - Class F                                          127
    Reports to shareholders                                                         505
    Registration statement and prospectus                                         1,912
    Postage, stationery and supplies                                              2,635
    Directors' fees                                                                  75
    Auditing and legal fees                                                          68
    Custodian fee                                                                   944
    Taxes other than federal income tax                                               2
    Other expenses                                                                   46          136,699
  Net investment income                                                                          280,256

Realized loss and unrealized
  depreciation on investments:
  Net realized loss                                                                             (390,224)
      Net unrealized depreciation on Investments                                              (1,965,426)
    Net realized loss and
      unrealized depreciation
      on investments                                                                          (2,355,650)
  Net decrease in net assets resulting
    from operations                                                                           (2,075,394)

See notes to financial statements







Statement of changes in net assets                                          (dollars in       thousands)

                                                                             Year ended       Year ended
                                                                     ended December 31,     December 31,
                                                                                    2001             2000
Operations:
  Net investment income                                                        $280,256         $238,341
  Net realized (loss) gain on investments                                      (390,224)       1,436,000
  Net unrealized depreciation
    on investments                                                           (1,965,426)        (981,026)
    Net (decrease) increase in net assets
      resulting from operations                                              (2,075,394)         693,315
Dividends and distributions paid to
  shareholders:
  Dividends from net investment income:
    Class A                                                                    (273,343)        (223,880)
    Class B                                                                      (3,448)            (587)
    Class C                                                                        (578)               -
    Class F                                                                        (928)               -
  Distributions from net realized gain on
  investments:
    Class A                                                                    (245,208)      (1,367,983)
    Class B                                                                      (4,538)         (15,496)
      Total dividends and distributions                                        (528,043)      (1,607,946)

Capital share transactions:
  Proceeds from shares sold                                                   5,005,326        5,434,428
  Proceeds from shares issued in reinvestment
    of net investment income dividends and
    distributions of net realized gain on                                       499,137        1,527,294
    investments
  Cost of shares repurchased                                                 (2,731,440)      (2,479,505)
    Net increase in net assets resulting
      from capital share transactions                                         2,773,023        4,482,217
Total increase in net assets                                                    169,586        3,567,586

Net assets:
  Beginning of year                                                          20,170,683       16,603,097
  End of year (including
    undistributed net investment income:
 $38,463 and $40,847, respectively)
                                                                            $20,340,269      $20,170,683


See notes to financial statements


Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Fundamental Investors, Inc., the ("fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 2001, non-U.S. taxes paid were $5,987,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest and other receivables and payables, on a book basis, were $1,752,000 for the year ended December 31, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of December 31, 2001, the cost of investment securities for federal income tax reporting purposes was $18,818,409,000. Net unrealized appreciation on investments aggregated $1,415,284,000; $3,342,227,000 related to appreciated securities and $1,926,943,000 related to depreciated securities. For the year ended December 31, 2001 the fund realized tax basis net capital losses of $95,737,000. These losses represent a net capital los carryforward at December 31, 2001 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital
loss carryforward remains.   The fund has recognized, for tax purposes, net
losses relating to non-U.S. currency transactions totaling $4,398,000, which were realized during the period November 1, 2000 through December 31, 2000. In addition, the fund has deferred, for tax purposes, to fiscal year ending December 31, 2002, the recognition of net capital losses and losses relating to non-U.S. currency transactions totaling $288,740,000 and $348,000, respectively, which were realized during the period November 1, 2001 through December 31, 2001. Net losses related to non-U.S. currency transactions of $1,752,000 were treated as an adjustment to ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $54,760,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.390% per annum of the first $1 billion of daily net assets decreasing to 0.246% of such assets in excess of $27 billion. For the year ended December 31, 2001, the management services fee was equivalent to an annualized rate of 0.271% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended December 31, 2001, aggregate distribution expenses were limited to $48,690,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class A shares. As of December 31, 2001, unreimbursed expenses that remain subject to reimbursement totaled $1,644,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended December 31, 2001, aggregate distribution expenses were $5,054,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended December 31, 2001, aggregate distribution expenses were $919,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended December 31, 2001, aggregate distribution expenses were $158,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of December 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $3,910,000.

AFD received $13,443,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended December 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $20,563,000 was incurred during the year ended December 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of December 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $1,753,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended December 31, 2001, total fees under the agreement were $368,000. As of December 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $55,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of December 31, 2001, the cumulative amount of these liabilities was $817,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $9,059,542,000 and $5,403,106,000 respectively, during the year ended December 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended December 31, 2001, the custodian fee of $944,000 includes $108,000 that was paid by these credits rather than in cash.

For the year ended December 31, 2001, the fund reclassified $4,343,000 from undistributed net investment income to undistributed net realized gains and $214,000 from undistributed net realized gains to additional paid-in-capital to reflect permanent differences between book and tax reporting.

As of  December 31, 2001, net assets consisted of the following:

                                                                (dollars in thousands)
Capital paid in on shares of capital stock                                 $19,270,988
Undistributed net investment income                                             38,463
Accumulated net realized loss                                                 (391,997)
Net unrealized appreciation                                                  1,422,815
Net assets                                                                 $20,340,269


Capital share transactions in the fund were as follows:

                                                                   Year ended December 31, 2001
                                                                 Amount (000)                Shares
Class A Shares:
    Sold                                                           $4,166,164           144,622,510
    Reinvestment of dividends and distributions                       490,005            16,799,066
    Repurchased                                                    (2,663,924)          (94,907,488)
      Net increase in Class A                                       1,992,245            66,514,088
Class B Shares: /1/
    Sold                                                              452,377            15,660,219
    Reinvestment of dividends and distributions                         7,738               266,313
    Repurchased                                                       (46,247)           (1,695,149)
      Net increase in Class B                                         413,868            14,231,383
Class C Shares: /2/
    Sold                                                              218,365             7,735,299
    Reinvestment of dividends and distributions                           555                20,276
    Repurchased                                                        (9,224)             (346,362)
      Net increase in Class C                                         209,696             7,409,213
Class F Shares: /2/
    Sold                                                              168,420             6,008,121
    Reinvestment of dividends and distributions                           839                30,302
    Repurchased                                                       (12,045)             (453,038)
      Net increase in Class F                                         157,214             5,585,385
Total net increase in fund                                         $2,773,023            93,740,069


                                                                   Year ended December 31, 2001
                                                                 Amount (000)                Shares
Class A Shares:
    Sold                                                           $5,121,869           154,249,355
    Reinvestment of dividends and distributions                     1,511,665            48,749,136
    Repurchased                                                    (2,471,417)          (74,675,780)
      Net increase in Class A                                       4,162,117           128,322,711
Class B Shares: /1/
    Sold                                                              312,559             9,345,451
    Reinvestment of dividends and distributions                        15,629               507,965
    Repurchased                                                        (8,088)             (247,371)
      Net increase in Class B                                         320,100             9,606,045
Class C Shares: /2/
    Sold                                                                  -                     -
    Reinvestment of dividends and distributions                           -                     -
    Repurchased                                                           -                     -
      Net increase in Class C                                             -                     -
Class F Shares: /2/
    Sold                                                                  -                     -
    Reinvestment of dividends and distributions                           -                     -
    Repurchased                                                           -                     -
      Net increase in Class F                                             -                     -
Total net increase in fund                                         $4,482,217           137,928,756

/1/ Class B shares were not
 offered before March 15, 2000.
/2/ Class C and Class F shares
 were not offered before March 15, 2001.


Per-share data and ratios

                                                                     Class A         Class A       Class A
                                                                  Year ended      Year ended    Year ended
                                                                 December 31     December 31   December 31
                                                                         2001            2000          1999
Net asset value, beginning of year                                    $31.16          $32.59        $28.92

  Income from investment operations:
    Net investment income                                            .40 /1/         .42 /1/           .41

    Net (losses)/gains on securities                              (3.34) /1/         .90 /1/          6.45
     (both realized and unrealized)

      Total from investment operations                                 (2.94)           1.32          6.86

  Less distributions:
    Dividends (from net investment income)                              (.40)           (.40)         (.40)

    Distributions (from capital gains)                                  (.37)          (2.35)        (2.79)

      Total distributions                                               (.77)          (2.75)        (3.19)

Net asset value, end of year                                          $27.45          $31.16        $32.59

Total return /2/                                                      (9.55)%           4.27%        24.58%

Ratios/supplemental data:

  Net assets, end of year (in millions)                              $19,331         $19,872       $16,603

  Ratio of expenses to average net assets                                .65%            .64%          .63%

  Ratio of net income to average net assets                             1.41%           1.28%         1.33%


                                                                     Class A         Class A
                                                                  Year ended      Year ended
                                                                 December 31     December 31
                                                                         1998            1997
Net asset value, beginning of year                                    $27.40          $24.54

  Income from investment operations:
    Net investment income                                                .42             .41

    Net (losses)/gains on securities                                    4.09            6.00
     (both realized and unrealized)

      Total from investment operations                                  4.51            6.41

  Less distributions:
    Dividends (from net investment income)                              (.40)           (.42)

    Distributions (from capital gains)                                 (2.59)          (3.13)

      Total distributions                                              (2.99)          (3.55)

Net asset value, end of year                                          $28.92          $27.40

Total return /2/                                                       16.72%          26.68%

Ratios/supplemental data:

  Net assets, end of year (in millions)                              $12,713         $10,465

  Ratio of expenses to average net assets                                .63%            .63%

  Ratio of net income to average net assets                             1.47%           1.54%


                                                                     Class B         Class B
                                                                  Year ended     March 15 to
                                                               December 31,     December 31,
                                                                        2001        2000 /3/
Net asset value, beginning of period                                  $31.12          $31.93

  Income from investment operations:
    Net investment income /1/                                            .18             .15

    Net (losses)/gains on securities                                   (3.34)           1.02
     (both realized and unrealized) /1/

      Total from investment operations                                 (3.16)           1.17

  Less distributions:
    Dividends (from net investment income)                              (.19)           (.13)

    Distributions (from capital gains)                                  (.37)          (1.85)

      Total distributions                                               (.56)          (1.98)

Net asset value, end of period                                        $27.40          $31.12

Total return /2/                                                     (10.24)%          3.73 %

Ratios/supplemental data:

  Net assets, end of period (in millions)                               $653            $299

  Ratio of expenses to average net assets                               1.42%      1.39% /4/

  Ratio of net income to average net assets                              .64%       .53% /4/


                                                                     Class C         Class F
                                                                 March 15 to     March 15 to
                                                                December 31,    December 31,
                                                                    2001 /3/        2001 /3/
Net asset value, beginning of period                                  $28.52          $28.56

  Income from investment operations:
    Net investment income /1/                                            .11             .28

    Net (losses)/gains on securities                                   (1.13)          (1.12)
     (both realized and unrealized) /1/

      Total from investment operations                                 (1.02)           (.84)

  Less distributions:
    Dividends (from net investment income)                              (.11)           (.28)

    Distributions (from capital gains)                                    --              --

      Total distributions                                               (.11)           (.28)

Net asset value, end of period                                        $27.39          $27.44

Total return /2/                                                      (3.60)%         (2.97)%

Ratios/supplemental data:

  Net assets, end of period (in millions)                               $203            $153

  Ratio of expenses to average net assets                          1.55% /4/        .74% /4/

  Ratio of net income to average net assets                         .49% /4/       1.31% /4/


Supplemental data - all classes
                                                                  Year ended      Year ended    Year ended
                                                                 December 31     December 31   December 31
                                                                         2001            2000          1999
Portfolio turnover rate                                                29.10%          43.43%        45.50%


                                                                  Year ended      Year ended
                                                                 December 31     December 31
                                                                         1998            1997
Portfolio turnover rate                                                52.57%          45.09%



/1/ Based on average shares outstanding.
/2/ Total returns exclude all sales charges, including contingent deferred sales charges.
/3/ Based on operations for the
    period shown and,
    accordingly, not representative
    of a full year
    (unless otherwise noted).
/4/ Annualized.


Independent Auditors' Report

To the Board of Directors and Shareholders of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through December 31, 2000 and the year ended December 31, 2001 for Class B shares, and the period March 15, 2001 through December 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Fundamental Investors, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through December 31, 2000 and the year ended December 31, 2001 for Class B shares, and the period March 15, 2001 through December 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE, LLP
Los Angeles, California

February 6, 2002

[begin table]
OTHER SHARE CLASS RESULTS (unaudited)
Class B, Class C and Class F
Returns for periods ended December 31, 2001:

                                              One year       Life of class
CLASS B SHARES
Reflecting applicable contingent              -14.65%        -5.88%(1)
deferred sales charge (CDSC), maximum
of 5%, payable only if shares are
sold within six years of purchase

Not reflecting CDSC                           -10.24%        -3.90%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%,               -              -4.56%(2)
payable only if shares are sold
within one year of purchase

Not reflecting CDSC                           -              -3.60%(2)

CLASS F SHARES
Not reflecting annual asset-based fee         -              -2.97%(2)
charged by sponsoring firm


(1) Average annual compound return from March 15, 2000, when Class B shares first became available.

(2) Total return from March 15, 2001, when Class C and Class F shares first became available.
[end table]


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2001, the fund paid a long-term capital gain distribution of $247,156,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 80% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                   PART C
                              OTHER INFORMATION
                          FUNDAMENTAL INVESTORS, INC.

ITEM 23. EXHIBITS

(a) On file (see SEC file nos. 811-32 and 2-10760)
(b) On file (see SEC file nos. 811-32 and 2-10760)
(c) On file (see SEC file nos. 811-32 and 2-10760)
(d) On file (see SEC file nos. 811-32 and 2-10760)
(e-1) On file (see SEC file nos. 811-32 and 2-10760)
(e-2) Form of Selling Group Agreement; form of Banking Selling Group Agreement; form of Omnibus addendum to the Selling Group Agreement (for retirement plan share classes (R shares) only); and form of Institutional Selling Group Agreement
(f) None
(g) On file (see SEC file nos. 811-32 and 2-10760)
(h) On file (see SEC file nos. 811-32 and 2-10760)
(i-1) On file (see SEC file nos. 811-32 and 2-10760)
(i-2) Legal opinion for Classes R-1, R-2, R-3, R-4 and R-5 shares
(j) Consent of Independent Auditors
(k) None
(l) Not applicable to this filing
(m-1) On file (see SEC file nos. 811-32 and 2-10760)
(m-2) Form of Plan of Distribution relating to Class R-1, R-2, R-3 and R-4 shares
(n) On file (see SEC file nos. 811-32 and 2-10760)
(o) None
(p) On file (see SEC file nos. 811-32 and 2-10760)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

 None

ITEM 25. INDEMNIFICATION

 The registrant is a joint-insured under Investment Adviser/Mutual fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

 The fund's Articles of Incorporation state:

 The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940.

 To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal.

 Section 2-418 (b) of The Annotated Code of Maryland states:

 Permitted indemnification of director:

 1. A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

  (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

   1.  Was committed in bad faith; or

   2.  Was the result of active and deliberate dishonesty; or

  (ii) The director actually received an improper personal benefit in money, property, or services; or

  (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

 2. (i)   Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

  (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

 Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940 (the "1940 Act") Releases No. 7221 (June 9,
1972) and No. 11330 (September 4, 1980). In addition, indemnification by the Registrant shall be consistent with the requirements of rule 484 under the Securities Act of 1933. Furthermore, Registrant undertakes to the staff of the Securities and Exchange Commission that the Fund's indemnification provisions quoted above prohibit indemnification for liabilities arising under the Securities Act of 1933 and the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 None

ITEM 27. PRINCIPAL UNDERWRITERS

 (a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                           (2)              (3)



       NAME AND PRINCIPAL                        POSITIONS AND OFFICES          POSITIONS AND OFFICES

          BUSINESS ADDRESS                         WITH UNDERWRITER               WITH REGISTRANT



       David L. Abzug                            Vice President                 None

       P.O. Box 2248

       Agoura Hills, CA 91376



       John A. Agar                              Vice President                 None

       P.O. Box 7326

       Little Rock, AR 72217



       Robert B. Aprison                         Vice President                 None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                        Vice President                 None



       Steven L. Barnes                          Senior Vice President          None

       7490 Clubhouse Road

       Suite 100

       Boulder, CO  80301



B      Carl R. Bauer                             Vice President                 None



       Michelle A. Bergeron                      Senior Vice President          None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.                       Regional Vice President        None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                           Senior Vice President          None

       P.O. Box 3529

       148 E. Shore Avenue

       Groton Long Point, CT 06340



       John A. Blanchard                         Vice President                 None

       576 Somerset Lane

       Northfield, IL 60093



       Ian B. Bodell                             Senior Vice President          None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                         Senior Vice President          None

       601 E. Whitestone Blvd.

       Building 6, Suite 115

       Cedar Park, TX 78613



       Alan Brown                                Vice President                 None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                            Vice President                 None



       Cody Callaway                             Regional Vice President        None

       803 South Desert Palm Place

       Broken Arrow, OK 74012



       Matthew C. Carlisle                       Regional Vice President        None

       4500 Fairvista Drive

       Charlotte, NC 28269



       Damian F. Carroll                         Regional Vice President        None

       40 Ten Acre Road

       New Britain, CT 06052



       Brian C. Casey                            Vice President                 None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                         Senior Vice President          None

       609 W. Littleton Blvd., Suite 310

       Littleton, CO  80120



       Christopher J. Cassin                     Senior Vice President          None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                          Vice President                 None

       1301 Stoney Creek Drive

       San Ramon, CA  94583



L      David Charlton                            Senior Vice President          None



L      Larry P. Clemmensen                       Director                       None



L      Kevin G. Clifford                         Director, President and        None
                                                 Co-Chief

                                                 Executive Officer



H      Cheri Coleman                             Assistant Vice President       None



       Ruth M. Collier                           Senior Vice President          None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                           Vice President                 None



       Carlo O. Cordasco                         Regional Vice President        None

       101 Five Forks Lane

       Hampton, VA 23669



       Thomas E. Cournoyer                       Vice President                 None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Joseph G. Cronin                          Regional Vice President        None

       1533 Wilmot Road

       Deerfield, IL 60015



       William F. Daugherty                      Regional Vice President        None

       1216 Highlander Way

       Mechanicsburg, PA 17050



       Guy E. Decker                             Regional Vice President        None

       2990 Topaz Lane

       Carmel, IN 46032



       Daniel J. Delianedis                      Vice President                 None

       Edina Executive Plaza

       5200 Willson Road, Suite 150

       Edina, MN  55424



       James A. DePerno, Jr.                     Regional Vice President        None

       91 Church Street

       East Aurora, NY 14052



L      Bruce L. DePriester                       Senior Vice President          None



       Thomas J. Dickson                         Regional Vice President        None

       108 Wilmington Court

       Southlake, TX 76092



       Michael A. DiLella                        Vice President                 None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                           Senior Vice President          None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                             Senior Vice President          None

       2627 Mission Street

       San Marino, CA  91108



       Peter J. Doran                            Director, Executive Vice       None
                                                 President

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                         Secretary                      None



       Michael J. Dullaghan                      Regional Vice President        None

       5040 Plantation Grove Lane

       Roanoke, VA 24012



S      J. Steven Duncan                          Senior Vice President          None



       Robert W. Durbin                          Vice President                 None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                          Senior Vice President          None



       Timothy L. Ellis                          Regional Vice President        None

       1441 Canton Mart Road, Suite 9

       Jackson, MS 39211



       John R. Fodor                             Senior Vice President          None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                           Regional Vice President        None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                          Senior Vice President          None

       Route 2, Box 3162

       Osage Beach, MO  65065



L      Linda S. Gardner                          Assistant Vice President       None



B      Evelyn K. Glassford                       Vice President                 None



       Jack E. Goldin                            Regional Vice President        None

       7995 Northwest 20th Street

       Pembroke Pines, FL 33024



       Jeffrey J. Greiner                        Vice President                 None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                        Director                       None



B      Mariellen Hamann                          Vice President                 None



       Derek S. Hansen                           Regional Vice President        None

       13033 Ridgedale Drive, PMB 147
       Minnetonka, MN 55305



       David E. Harper                           Senior Vice President          None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                           Vice President                 None



       Robert J. Hartig, Jr.                     Regional Vice President        None

       8504 Scenic View Drive, Apt. 103

       Fishers, IN 46038



       Steven J. Hipsley                         Regional Vice President        None

       100 Kaydeross Park Road

       Saratoga Springs, NY 12866



       Ronald R. Hulsey                          Senior Vice President          None

       6202 Llano

       Dallas, TX  75214



       Robert S. Irish                           Vice President                 None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                       Director                       None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                          Senior Vice President          None



       John P. Keating                           Regional Vice President        None

       2285 Eagle Harbor Parkway

       Orange Park, FL 30073



       Dorothy Klock                             Vice President                 None

       555 Madison Avenue, 29th Floor

       New York, NY 10022



       Dianne L. Koske                           Assistant Vice President

       122 Clydesdale Court

       Hampton, VA 23666



       Andrew R. LeBlanc                         Regional Vice President        None

       78 Eton Road

       Garden City, NY 11530



B      Karl A. Lewis                             Vice President                 None



       T. Blake Liberty                          Vice President                 None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                              Regional Vice President        None

       1103 Tulip Tree Lane

       West Des Moines, IA 50266



L      Lorin E. Liesy                            Vice President                 None



I      Kelle Lindenberg                          Assistant Vice President       None



       Louis K. Linquata                         Regional Vice President        None

       5214 Cass Street

       Omaha, NE 68132



LW     Robert W. Lovelace                        Director                       None



       Brendan T. Mahoney                        Regional Vice President        None

       29 Harvard Drive

       Sudbury, MA 01776



       Stephen A. Malbasa                        Director, Senior Vice          None
                                                 President

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                          Senior Vice President          None

       5241 South Race Street

       Greenwood Village, CO  80121



L      J. Clifton Massar                         Director, Senior Vice          None
                                                 President



       James R. McCrary                          Regional Vice President        None

       28812 Crestridge

       Rancho Palos Verdes, CA 90275



L      Scott F. McIntyre                         Senior Vice President          None



S      John V. McLaughlin                        Senior Vice President          None



       Terry W. McNabb                           Vice President                 None

       2002 Barrett Station Road

       St. Louis, MO  63131



       Scott M. Meade                            Regional Vice President        None

       P.O. Box 122

       Rye Beach, NH 03871



       Monty L. Moncrief                         Regional Vice President        None

       55 Chandler Creek Court

       The Woodlands, TX 77381



       William E. Noe                            Vice President                 None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                            Vice President                 None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                             Vice President                 None

       62 Park Drive

       Glenview, IL  60025



       Jeffrey A. Olson                          Regional Vice President        None

       930 S. Cowley Street, #305

       Spokane, WA 99202



       Gary A. Peace                             Regional Vice President        None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                           Regional Vice President        None

       4730 East Indian School Road

       Suite 120

       Phoenix, AZ 85018



       David K. Petzke                           Regional Vice President        None

       4016 Saint Lucia Street

       Boulder, CO 80301



       Fredric Phillips                          Senior Vice President          None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                       Assistant Vice President       None



       Carl S. Platou                            Vice President                 None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



S      Richard P. Prior                          Vice President                 None



       Mark S. Reischmann                        Regional Vice President        None

       5485 East Mineral Lane

       Littleton, CO 80122



       Steven J. Reitman                         Senior Vice President          None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                          Vice President                 None

       418 S. Royal Street

       Alexandria, VA 22314



L      Julie D. Roth                             Vice President                 None



L      James F. Rothenberg                       Director                       Chairman of the Board



       Douglas F. Rowe                           Vice President                 None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                      Vice President                 None

       10538 Cheviot Drive

       Los Angeles, CA  90064



H      Steve Rubin                               Assistant Vice President       None



       Dean B. Rydquist                          Senior Vice President          None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                         Senior Vice President          None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Paul V. Santoro                           Regional Vice President        None

       17 Willow Street

       Boston, MA 02108



       Joseph D. Scarpitti                       Vice President                 None

       31465 St. Andrews

       Westlake, OH  44145



       Shannon D. Schofield                      Regional Vice President        None

       201 McIver Street

       Greenville, SC 29601



S      Sherrie Senft                             Vice President                 None



L      R. Michael Shanahan                       Director                       None



       Brad Short                                Regional Vice President        None

       1601 Seal Way

       Seal Beach, CA 90740



       David W. Short                            Chairman of the Board and      None

       1000 RIDC Plaza, Suite 212                Co-Chief Executive
                                                 Officer

       Pittsburgh, PA 15238



       William P. Simon                          Senior Vice President          None

       912 Castlehill Lane

       Devon, PA 19333



       Jerry L. Slater                           Regional Vice President        None

       4152 42nd Avenue, NE

       Seattle, WA 98105



       Rodney G. Smith                           Senior Vice President          None

       100 N. Central Expressway

       Suite 1214

       Richardson, TX  75080



       Anthony L. Soave                          Regional Vice President        None

       5397 W. Rosebud Court, S.E.

       Kentwood, MI 49512



L      Therese L. Soullier                       Assistant Vice President       None



       Nicholas D. Spadaccini                    Vice President                 None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                      Assistant Vice President       None



       Daniel S. Spradling                       Senior Vice President          None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



B      Raymond Stein                             Assistant Vice President       None



LW     Eric H. Stern                             Director                       None



       Brad Stillwagon                           Regional Vice President        None

       2438 Broadmeade Road

       Louisville, KY 40205



       Thomas A. Stout                           Vice President                 None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                         Vice President                 None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                      Senior Vice President          None

       3021 Kensington Trace

       Tarpon Springs, FL 34689



L      Lisa F. Swaiman                           Vice President                 None



L      Drew W. Taylor                            Vice President                 None



       Gary J. Thoma                             Regional Vice President        None

       21 White Cloud

       HCR 1 Box 172-A

       Keshena, WI 54135



       Cynthia M. Thompson                       Regional Vice President        None

       4 Franklin Way

       Ladera Ranch, CA 92694



L      James P. Toomey                           Vice President                 None



I      Christopher E. Trede                      Vice President                 None



       George F. Truesdail                       Senior Vice President          None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                      Vice President                 None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                            Regional Vice President        None

       39 Old Course Drive

       Newport Beach, CA 92660



       Gerald J. Voss                            Regional Vice President        None

       The Pines at Four Hills

       3900 S. Southeastern Ave., #304

       Sioux Falls, SD 57103



       Thomas E. Warren                          Vice President                 None

       7347 Turnstone Road

       Sarasota, FL  34242



L      J. Kelly Webb                             Senior Vice President,         None

                                                 Treasurer and Controller



       Gregory J. Weimer                         Vice President                 None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                          Director                       None



SF     Gregory W. Wendt                          Director                       None



       George J. Wenzel                          Regional Vice President        None

       251 Barden Road

       Bloomfield Hills, MI 48304



H      J. D. Wiedmaier                           Assistant Vice President       None



SF     N. Dexter Williams, Jr.                   Senior Vice President          None



       Timothy J. Wilson                         Vice President                 None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                         Vice President                 None



H      Marshall D. Wingo                         Director, Senior Vice          None
                                                 President



L      Robert L. Winston                         Director, Senior Vice          None
                                                 President



       William R. Yost                           Senior Vice President          None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Jonathan A. Young                         Regional Vice President        None

       329 Downing Drive

       Chesapeake, VA 23322



       Scott D. Zambon                           Regional Vice President        None

       2178 Piper Lane

       Tustin, CA  92782


__________

L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 n/a


                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 10th day of May, 2002.

        FUNDAMENTAL INVESTORS, INC.
      By /s/ James F. Rothenberg
       James F. Rothenberg, Chairman of the Board

ATTEST:
/s/ Melem Eday
Melem Eday

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on May 10, 2002, by the following persons in the capacities indicated.

         Signature                                                  Title



(1)      Principal Executive Officer:                               President and Director

          /s/ James E. Drasdo

         (James E. Drasdo)

(2)      Principal Financial Officer                                Treasurer
         and Principal Accounting Officer:

          /s/ Sheryl F. Johnson

         (Sheryl F. Johnson)

         Guilford C. Babcock*                                       Director

         Robert A. Fox*                                             Director

         Leonade D. Jones*                                          Director

         John G. McDonald*                                          Director

         Gail L. Neale*                                             Director

         Henry E. Riggs*                                            Director

          /s/ James F. Rothenberg                                   Chairman of the Board

         James F. Rothenberg

         Patricia K. Woolf*                                         Director


*By  /s/ Patrick F. Quan
 Patrick F. Quan, Attorney-in-Fact
 Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).
       /s/ Kristine M. Nishiyama
  (Kristine M. Nishiyama)